                                 SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

-------------------------------------------------------------------------------

Filed by the Registrant  [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[X ] Preliminary Proxy Statement
[  ] Confidential, for use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               BIOMERICA, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as specified in Its Charter)






                  (Name of Person(s) Filing Proxy Statement)
-------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X ]  No fee required.
[  ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(I)(2) or
      Item 22(a)(2) of Schedule 14A
[  ]  Fee Computed on Table below per Exchange Act Rules 14a-6(i)(4) and 0- 11.

      (1) Title of each class of securities to which transaction applies:


      (2) Aggregate number of securities to which transactions applies:


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


      (4) Proposed maximum aggregate value of transaction:


      (5) Total fee paid:


[  ]  Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:
                                 -------------------------------------
      (2) Form, schedule or registration statement no.:
                                                       ---------------
      (3) Filing party:
                       -----------------------------------------------
      (4) Date filed:
                     -------------------------------------------------

                               BIOMERICA, INC.
                             1533 MONROVIA AVENUE
                       NEWPORT BEACH, CALIFORNIA 92663

                               ---------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON OCTOBER 25, 1999

                               ---------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of BIOMERICA, INC., a Delaware corporation (herein called the "Company"), will be held at the Hyatt Newporter, 1107 Jamboree Road, Newport Beach, California 92660 on October 25, 1999, at 2:00 p.m. for the following purposes:

          1. To elect a Board of Directors consisting of seven (7) directors. The Proxy Statement which accompanies this Notice includes the names of the nominees to be presented by the Board of Directors for election;

          2. To consider and act upon a proposal to ratify and approve the First Amended and Restated Certificate of Incorporation of the Company in the form attached as Exhibit A to the accompanying Proxy Statement;

          3. To consider and act upon a proposal to ratify and approve the Company's 1999 Stock Incentive Plan in the form attached as Exhibit B to the accompanying Proxy Statement; and

          4. To consider and act upon any other matters which may properly come before the Annual Meeting and any adjournment thereof.

     In accordance with the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on September 6, 1999, as the record date for the determination of the holders of the Company's common stock, $.08 par value (the "Common Stock") entitled to notice of and to vote at said Annual Meeting. To assure that your shares will be represented at the Annual Meeting, please mark, sign, date and promptly return the accompanying proxy card in the enclosed envelope. You may revoke your proxy at any time before it is voted. A list of the stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten (10) days prior to the meeting at the offices of the Company, which address is set forth above, and will also be available for examination at the Annual Meeting until its adjournment.

                                   By Order of the Board of Directors,



                                    /S/ ZACKARY S. IRANI
                                   -----------------------------------
                                   ZACKARY S. IRANI,
                                   President and Chief Executive Officer

Newport Beach, California
September 8, 1999

                               BIOMERICA, INC.

                               ---------------

                               PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS

                               ---------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished by the Board of Directors of BIOMERICA, INC., a Delaware corporation (together with its subsidiaries, the "Company"), in connection with the solicitation of proxies for use at the Company's Annual Meeting of Stockholders to be held on October 25, 1999, at the Hyatt Newporter, 1107 Jamboree Road, Newport Beach, California 92660 at 2:00 p.m, and at any and all adjournments thereof (the "Annual Meeting"). The Annual Meeting has been called for the purposes set forth in the accompanying Notice of the Annual Meeting of Stockholders (the "Notice"). This Proxy Statement, and the Annual Report of the Company for the year ended May 31, 1999, will be mailed on or about September 23, 1999, to each stockholder of record as of the close of business on September 6, 1999.

PERSONS MAKING THE SOLICITATION

     The Proxy is solicited on behalf of the Board of Directors of the Company. The solicitation of proxies is being made only by use of the mails and the cost of preparing, assembling and mailing these proxy materials will be paid by the Company. Following the mailing of this Proxy Statement, directors, officers and regular employees of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's common stock, $.08 par value (the "Common Stock"), of record will be requested to forward proxy soliciting material to the beneficial owners of such shares. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

TERMS OF THE PROXY

     The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify whether the proxy shall vote for or against or shall be without authority to vote the shares represented by the Proxy. The Proxy also confers upon the proxy discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

     If the Proxy is executed properly and is received by the proxy prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a stockholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority to vote for the election of the specified nominees as directors shall be deemed to confer such authority. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to Janet Moore, Secretary, Biomerica, Inc., 1533 Monrovia Avenue, Newport Beach, California 92663, by attending the meeting and electing to vote in person, or by a duly executed Proxy bearing a later date.

                        VOTING RIGHTS AND REQUIREMENTS

RECORD DATE AND OUTSTANDING SHARES

     At the close of business on September 6,1999, the record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting (the "Record Date"), there was outstanding and entitled to vote an aggregate of approximately 4,530,945 shares of the Company's common stock, $.08 par value per share (the "Common Stock"). Each share of Common Stock outstanding on the Record Date is entitled to one (1) vote on each matter presented.

QUORUM

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock held of record on the Record Date is necessary to constitute a quorum. The holder of each share of Common Stock held of record on the Record Date is entitled to vote on each matter to be considered at the Annual Meeting.

VOTES REQUIRED

     The affirmative vote of holders representing a majority of the shares of Common Stock present and entitled to vote at the meeting is required to elect the directors and for the approval of the First Amended and Restated Certificate of Incorporation and the Company's 1999 Stock Incentive Plan.

CUMULATIVE VOTING

     Stockholders may have cumulative voting rights with respect to the election of the seven (7) directors. No stockholder may cumulate votes unless a stockholder has announced at the Annual Meeting his or her intention to do so. If any stockholder makes such an announcement, all stockholders may cumulate votes. Cumulative voting rights entitle a stockholder to give one (1) nominee as many votes as are equal to the number of directors to be elected, multiplied by the number of shares owned by the stockholder, or to distribute such votes among two (2) or more nominees on the same principle, up to the total number of nominees to be elected.

DISSENTERS' RIGHTS

     Under Delaware law, stockholders are not entitled to any dissenters' rights with respect to the approval of any of the proposals described in this Proxy Statement.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of September 6, 1999, certain information as to shares of Common Stock owned by (i) each person known to beneficially own more than 5% of the outstanding Common Stock, (ii) each director, including nominees for director, and each named executive officer of the Company, and (iii) all executive officers and directors of the Company as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him or her. Unless otherwise indicated, the address of each named beneficial owner is the same as that of the Company's principal executive offices located at 1533 Monrovia Avenue, Newport Beach, California 92663.

                                     SHARES                      PERCENTAGE
NAME (AND ADDRESS) OF                BENEFICIALLY                BENEFICIALLY
BENEFICIAL OWNER (1)(2)              OWNED (3)                   OWNED
-----------------------              ---------                   -----

Janet Moore (4)                         523,158                      11.3%
Zackary Irani (5)                       109,950                       2.4%
Dr. Robert A. Orlando(1)(6)              22,000                         *
Dr. Philip Kaplan (1)(7)                  4,750                         *
Dr. Carlos St. Aubyn Beharie(1)(9)        2,000                         *
Francis Cano, Ph.D. (1)                       0                         0
David Burrows(1)(9)                           0                         0
RidgeRose Capital Partners, LLC(1)(8)   350,000                       7.5%
All executive officers and directors
as a group (seven persons)              668,683                      14.4%

----------
* Less than one percent (1%) of the outstanding shares of Common Stock.

(1) Dr. Orlando's address is 947 West 30th Street, Los Angeles, CA 92034; Dr. Kaplan's address is 1613 Chaparal Summit Drive, Las Vegas, NV 89117; Dr. Beharie's address is 583 Cherry Hill Rd., Princeton, NJ 08540; Dr. Canos' address is 11 Acorn Lane, Los Altos, CA 94022; David Burrows' address is 3388 Via Lido, Newport Beach, CA 92663; and RidgeRose Capital Partners, LLC's address is 3388 Via Lido, Newport Beach, CA 92660.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Any shares of Common Stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, are deemed outstanding for purposes of computing shares beneficially owned by and the percentage ownership of each such person and group. However, such shares are not deemed outstanding for purposes of computing the shares beneficially owned by or percentage ownership of any other person or group. Percentage ownership for each named beneficial owner, and the beneficial ownership of the directors and executive officers as a group, is based on
     (i) 4,530,945 issued and outstanding shares of Common Stock, plus (ii) 105,225 shares of Common Stock underlying stock options exercisable at or within 60 days after the date hereof.
(3) Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable and the information contained in the footnotes to this table.
(4) Includes 6,200 shares underlying options exercisable by Janet Moore at or within 60 days after the date of the proxy and 8,250 shares owned by Ms. Moore's minor children.
(5) Includes 81,450 shares underlying options exercisable by Zackary Irani at or within 60 days after the date of the proxy.
(6) Includes 8,000 shares underlying options exercisable by Dr. Orlando at or within 60 days after the date of the proxy.
(7) Includes 2,750 shares underlying options exercisable by Dr. Kaplan at or within 60 days after the date of the proxy.
(8) Robert J. McNulty is deemed to be the beneficial owner of the shares owned by RidgeRose Capital Partners, LLC by virtue of his status as its sole manager.
(9) Dr. Beharie and Mr. Burrows were nominated to the board of directors by RidgeRose Capital Partners, LLC pursuant to the terms of a Stock Purchase Agreement.

PROPOSAL NO. 1:     ELECTION OF DIRECTORS

DIRECTORS

     The Company's Bylaws give the Board the power to set the number of directors at no less than three (3) nor more than nine (9). The size of the Company's Board is currently set at seven (7). Seven (7) directors are to be
elected at the Annual Meeting to be held on October 25, 1999.   The directors so
elected will serve until the next Annual Meeting of Stockholders. The Board knows of no reason why any nominee for director would be unable to serve as a director. In the event that any of them should become unavailable prior to the Annual Meeting, the Proxy will be voted for a substitute nominee or nominee designated by the Board of Directors or the number of directors may be reduced accordingly.

     The following table sets forth the name and age of each nominee for director, the year he or she was first elected a director and his or her position(s) with the Company.


       Name                 Age       Director Since    Positions Held
       ----                 ---       --------------    --------------

Zackary Irani               33             1997         President, CEO,
                                                        Treasurer and Director

Janet Moore                 48             1997         Secretary,
                                                        Controller and Director

Dr. Philip Kaplan           67             1971         Director

Dr. Robert A. Orlando       60             1986         Director

Dr. Carlos Beharie          46             1999         Director

Dr. Francis Cano            55             1999         Director

David Burrows               41             1999         Director

     Zackary Irani has been a Director of the Company, and has been serving as the Company's President, Chairman of the Board and Chief Executive since April 29, 1997. Prior to that time, Mr. Irani served as the Company's Vice President of Business Development since July 1994. He has been an employee of the Company since 1986. Mr. Irani also serves as a director of Lancer Orthodontics, Inc. and Allergy Immuno Technologies, Inc. Mr. Irani received an MBA from the University of California, Irvine.

     Janet Moore has been a Director of the Company since April 29, 1997, and has been serving as the Company's Secretary and Controller since 1985. She has been an employee of the Company since 1976. Ms. Moore also serves as a director of Lancer Orthodontics, Inc. and Allergy Immuno Technologies, Inc.

     Philip B. Kaplan, M.D. has been a Director of the Company since 1971. Dr. Kaplan maintained a private medical practice in Huntington Beach, California from 1966 to 1998 and is presently semi-retired.

     Robert A. Orlando, M.D., Ph.D., has served as a Director of the Company since 1986. Dr. Orlando is a professor of pathology as well as a biophysicist and immunologist. Dr. Orlando, a graduate of the New Jersey University of Medicine and the University of Chicago, is the Chief Pathologist at Beverly Hospital. Dr. Orlando has served as the Chief Pathologist of various hospitals since 1981. Dr. Orlando also serves as a director of Lancer Orthodontics, Inc. and Allergy Immuno Technologies, Inc.

     David Burrows has served as a Director of the Company since June 1999. Mr. Burrows is Chief Technology Officer at TheBigStore.com. Prior to that time, Mr. Burrows served as Director of Information Services for the Orange County Register and Director, IS Information Services for FHP, Inc., a major managed care company.

     Francis Cano, Ph.D. has served as a Director of the Company since June 1999. Dr. Cano currently works as a consultant in the biomedical field. Dr. Cano is a scientist noted for his pioneering work in building biotechnology companies and developing vaccines. Prior to that time, Dr. Cano served as Senior Vice President - Biotechnology of BDM, an information technology company, and as President and Chief Operating Officer of Aviron, a public biotechnology company focused on developing viral vaccines for disease prevention. Dr. Cano was instrumental in developing a $500 million vaccine business at a division of American Cynamid Corporation. Dr. Cano earned his Ph.D. in microbiology from Penn State University and an M.S. in microbiology from St. John's University.

     Carlos St. Aubyn Beharie, M.D. has served as a Director of the Company since June 1999. Dr. Beharie is the Senior Vice President and Medical Director for Health Insurance Plan of New York, one of the largest managed care companies in the State of New York. Prior thereto, Dr. Beharie served as Chief Medical Officer of Physicians Health Services, a subsidiary of Foundation Health Systems. Dr. Beharie earned his undergraduate and medical degrees from Boston University and an MBA from the University of Phoenix. He is a fellow of the American College of OB/GYN and a senior member of the American College of Physician Executives.

KEY EMPLOYEES

     The key employees of the Company are as follows:

     Jagdish Sandhu, Age 49, has served as the Company's Chief Operating Officer of the Diagnostic division since July 1999. Mr. Sandhu joined the Company in 1985. Prior to joining the Company, he worked for several companies in the diagnostic industry including, Nichols Institute, Bio Rad Laboratories and Diagnostic Products.

     Richard Jay, Pharm.D., Age 52, has served as the Company's Vice President
- Pharmacy, since July 1999. From 1971 until 1997, Dr. Jay served in various capacity for various divisions of FHP. His last position prior to leaving FHP was Vice President of Pharmacy Administration for FHP International. Dr. Jay was also employed by Talbert Health Services Corp., designing and implementing the central pharmacy administrative support services.

FAMILY RELATIONSHIPS

     Ms. Moore was married to Mr. Irani's uncle, who is deceased and who previously was a shareholder, executive officer and director of the Company. Other than the relationship between Ms. Moore and Mr. Irani, there is no family relationship between any of the Company's directors and officers. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which any person has been elected or nominated as a director or executive officer. All directors and executive officers serve for a term of one (1) year until the next Annual Meeting of Stockholders.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the fiscal year ended May 31, 1999, there were six (6) meetings of the Board of Directors. Dr. Philip Kaplan and Dr. Robert A. Orlando, both of whom are outside directors, served on the Audit Committee. Two (2) committee meetings were held during the fiscal year ended May 31, 1999.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the total compensation earned by the Chief Executive Officer and all other executive officers who earned in excess of $100,000 per annum during the fiscal years ended May 31, 1999, 1998 and 1997. No person earned in excess of $100,000 for services rendered to the Company during the fiscal year ended May 31, 1999.


                                            ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                      ------------------------------------------------------------------
                                                                                AWARDS           PAYOUTS
                                                                         -------------------------------
                                                                         RESTRICTED  SECURITIES
                                                          OTHER ANNUAL     STOCK     UNDERLYING    LTIP      ALL OTHER
   NAME AND PRINCIPAL                 SALARY     BONUS    COMPENSATION    AWARD(S)    OPTIONS/   PAYOUTS    COMPENSATION
        POSITION             YEAR     ($)(1)      ($)         ($)           ($)       SARS (#)      ($)          ($)
-------------------------------------------------------------------------------------------------------------------------

Zackary Irani, Chairman      1999     69,452      -0-         -0-           -0-        25,700       -0-          -0-
of Board, President, Chief
Executive Officer and        1998     64,352      -0-         -0-           -0-        64,000       -0-          -0-
Treasurer
                             1997     41,948(2)   -0-         -0-           -0-        40,000       -0-          -0-
--------------------------------------------------------------------------------------------------------------------------

(1)The amounts described in the Summary Compensation Table above do not include other compensation and benefits provided to Mr.
   Irani during the fiscal year ended May 31, 1999, that in the aggregate did not exceed the lesser of $50,000 or 10% of the executive's annual salary and bonus.
(2)Includes $4,000 cash compensation paid to Mr. Irani for services rendered as the Company's CEO and Treasurer.



STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning stock options granted in the fiscal year ended May 31, 1999, to the Company's Chief Executive Officer.


                                      INDIVIDUAL GRANTS(1)

                                         PERCENT OF TOTAL
                 NUMBER OF SECURITIES      OPTIONS/SARS
                      UNDERLYING            GRANTED TO       EXERCISE OR
                     OPTIONS/SARS          EMPLOYEES IN         BASE
NAME                  GRANTED (#)           FISCAL YEAR      PRICE ($/SH)    EXPIRATION DATE
----            ---------------------    ----------------    -----------     ---------------

Zackary Irani             700                 0.38%             $.85            11/01/03

                        25,000                13.62%            $.86            02/28/04

------------

(1)All options granted during the fiscal year ended May 31, 1999 vest in accordance with the Company's standard vesting schedule.


OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table presents information for the named officer in the Summary Compensation Table with respect to options exercised during fiscal 1999 and unexercised options held as of the end of the fiscal year.

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                        AND FISCAL YEAR END OPTION VALUES


                                                                 Number of Securities
                                                                      Underlying               Value of Unexercised
                             Shares                             Unexercised Options at         In-the-Money Options
                            Acquired            Value             Fiscal Year End (#)         at Fiscal Year End ($)
                                                                  -------------------         ----------------------
Name                    On Exercise (#)    Realized (1)($)     Exercisable/Unexercisable     Exercisable/Unexercisable
----                    ---------------    ---------------     -------------------------     -------------------------

Zackary Irani                 -0-                -0-                 78,950/60,750                $66,755/$57,400


-------
(1) Based on the closing price of $2.50 for the last business day of the fiscal year ended May 31, 1999.

STOCK OPTIONS

  Under the 1991 Stock Option and Restricted Stock Plan (the "1991 Plan"), the Company is authorized to grant stock options and issue restricted stock to employees, consultants, advisers, independent contractors and agents of the Company or any of its subsidiaries, through December 3, 2001. Under the plan 350,000 shares have been authorized for grant or issuance. Stock Options granted under the 1991 Plan shall be granted at an option price not less than 100%, in the case of Incentive Stock Options, and not less than 85%, in the case of Non-qualified Stock Options, of the fair market value of the stock on the date of the award of the stock option. Most options granted under the 1991 Plan to date expire five (5) years from the date of their respective grant and all were granted at 85% of fair market value on the date of grant. As of August 12, 1999, options to purchase 38,480 shares of Common Stock were outstanding, at exercise prices ranging from $.80 to $.86 per share with an average exercise price of $.83 per share. Under the 1995 Stock Option and Restricted Stock Plan (the "1995 Plan"), which expires November 9, 2005, and is a plan similar in format to the 1991 Plan, 500,000 shares may be authorized for grant or issuance. As of August 12, 1999, options to purchase 401,500 shares of Common Stock were outstanding under the 1995 Plan at exercise prices ranging from $.85 to $3.00 per share with an average exercise price of $1.93 per share. During the year ended May 31, 1997, Dr. Philip Kaplan exercised a stock option to purchase 5,000 shares of Common Stock. Prior to becoming a board member during fiscal 1997, Zackary Irani exercised an option for 10,000 shares. During the fiscal year ended May 31, 1998, the Estate of Joseph H. Irani (former Chairman and Chief Executive Officer of the Company) exercised a stock option to purchase 85,000 shares of Common Stock. No options were exercised by the officers and directors of the Company during the fiscal year ended May 31, 1999.

  As of the date of this Proxy Statement, 380,000 stock options have been granted under the Company's 1999 Stock Incentive Plan. See "Approval of the 1999 Stock Incentive Plan."

COMPENSATION OF DIRECTORS

  Although not prohibited by the Company's Bylaws, directors receive no payment for their services as directors, but they have been and may in the future be granted options to purchase the Company's securities. The compensation of officers and directors is subject to review and adjustment from time to time by the Board of Directors.

SECTION 16(A) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely upon a review of the copies of such forms furnished to the Company and information involving securities transactions of which the Company is aware, the Company believes that during the fiscal year ended May 31, 1999, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial stockholders were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   During the fiscal year ended May 31, 1999, the Company leased approximately 21,000 square feet of space in Newport Beach, California pursuant to a lease which expired May 31, 1993 (and which was renewed until May 31, 1998) at a base rental payment of $12,720 per month, plus taxes and insurance. During fiscal 1999, the Company paid $152,640 in rent. The lease is currently month-to-month. However, a new lease is currently being negotiated and will be effective as of September 1, 1999. These facilities are currently being used for the Company's diagnostic test kit research and development, manufacturing, marketing and administration.

   The facilities are leased from JSJ Management, of which Janet Moore, an officer and director of the Company, is a partner. In the opinion of the disinterested members of the Board of Directors of the Company, the above transactions were fair to the Company and were made upon terms which were no less favorable to the Company than would have been obtained if negotiated with unaffiliated third parties.

PROPOSAL NO. 2 APPROVAL OF FIRST AMENDED AND RESTATED CERTIFICATE OF
               INCORPORATION

  The Board has unanimously approved, and recommends that the stockholders approve, the amendment and restatement of the Company's Certificate of Incorporation so that the Company's Certificate of Incorporation shall read in its entirety as set forth in the First Amended and Restated Certificate of Incorporation attached to this Proxy Statement as Exhibit A (the "Amended Certificate"). The amendments to the existing Certificate of Incorporation (the "Existing Certificate") are summarized below. The summary is qualified by reference to the full text of the Amended Certificate.

  The Existing Certificate contains provisions that are cumbersome, redundant and do not reflect current Delaware corporate practice. The following is a summary description of the more important of these obsolete provisions in the Existing Certificate and the proposed amendments thereto, as set forth in the Amended Certificate.

  THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE APPROVAL OF THE FIRST AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

  1.  Name Change.  The Board recommends that the Company's name be changed
      -----------
from "Biomerica, Inc." to "The BigRx.com, Inc." The Board may, in its sole discretion, determine if and when the name change will be effected. The Board believes the new name reflects the Company's business plan to engage in the on-line marketing, distribution and sale of pharmaceutical products and services, primarily through the Internet. The approval of the name change will not affect in any way the validity of currently outstanding stock certificates and will not require the Company's stockholders to surrender or exchange any stock certificates that they currently hold. The name change is reflected in Article I of the Amended Certificate.

  2.  Authorized Capital Stock.  The Board recommends that the authorized
      ------------------------
shares of Common Stock of the Company be increased from 10,000,000 to 25,000,000, and that the Company authorize the issuance of 5,000,000 shares of "blank check" preferred stock, the rights, preferences and privileges of which shall be determined by the Board of Directors from time to time (the "Preferred Stock"). As of September 6, 1999, the Company had issued 4,530,945 shares of Common Stock. If the Amended Certificate is adopted, there will be 20,469,055 additional shares of authorized and unissued Common Stock, and 5,000,000 additional shares of authorized and unissued Preferred Stock.

  The additional Common Stock to be authorized by adoption of the Amended Certificate would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the Amended Certificate and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock.

  The additional shares of Preferred Stock to be authorized by adoption of the Amended Certificate may be issued in such number or series, and shall have such rights, preferences and privileges as the Board of Directors may determine from time to time.

  The Board desires to have additional authorized shares for future business and financial purposes. The Board believes that the proposed increase in the number of authorized shares of Common Stock and the authorization to issue Preferred Stock will facilitate the Company's efforts to raise additional capital to fund the expansion of its business enterprise and finance the research, development and marketing costs related thereto. The additional shares may be issued, without further stockholder approval, for various purposes, including (without limitation) raising capital, providing equity incentives to employees, officers or directors, establishing certain strategic relationships with other companies and expanding the Company's business or product lines through certain acquisitions of other businesses and products, as well as stock dividends to existing stockholders.

   The increase in the authorized number of shares of Common Stock, the authorization of shares of Preferred Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock and Preferred

   Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per shares and book value of the per share of outstanding shares of Common Stock or the stock ownership and voting rights of a person seeking to obtain control of the Company.

   The Company is not presently aware of any pending or proposed transaction involving a change in control of the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock and to authorize the issuance of Preferred Stock is not prompted by any specific effort or takeover threat currently perceived by management.

  3.  Number of Directors.  Under the Existing Certificate, the
      -------------------
authorized number of directors of the Company shall be the number fixed and specified in the Company's Bylaws. The Board of Directors believes that these provisions are cumbersome and not consistent with modern Delaware corporate practice. The Amended Certificate provides that the authorized number of directors shall be fixed in the manner provided in the Company's Bylaws. The Board believes that this change is consistent with current Delaware corporate practice and would provide the Board with greater flexibility in altering the authorized number of directors.

  4.  Limitation of Liability and Indemnification.  The Existing Certificate
      -------------------------------------------
provides that directors shall not be liable for breach of their fiduciary duties, except in certain specified circumstances. The Amended Certificate contains a similar provision limiting the liability of directors, and further provides that the liability of directors shall be eliminated to the fullest extent permitted under Delaware law in the event that Delaware law is amended at any time in the future.

  The Existing Certificate also provides for indemnification of directors, officers, employees and agents of the Company and contains detailed provisions regarding the right to indemnification and insurance. All such detailed rights to indemnification and insurance are set forth in the Company's current Bylaws. The Amended Certificate eliminates these cumbersome provisions regarding indemnification and provides that the Company's directors, officers and employees shall be indemnified to the fullest extent permitted under Delaware law.

  The Board of Directors believes that these changes are consistent with current Delaware corporate practice.

  5.  Miscellaneous Provisions Relating to Management.  Article VI of the
      -----------------------------------------------
Existing Certificate contains detailed provisions relating to the management of the Company and its business, which are customarily reserved for the Bylaws. The Board believes that provisions relating to the Company's internal management should be reserved for the Bylaws, in order to facilitate any changes thereto that may become necessary from time to time. The Amended Certificate does not contain any such provisions relating to management. The Board of Directors believes that this change is consistent with current Delaware corporate practice.

  If the stockholders approve the amendments described above and the restatement of the Certificate of Incorporation, the Company will file, shortly following such stockholder approval, the Amended Certificate with the Secretary of State of the State of Delaware. Each of the above described changes will be effective upon such filing of the Amended Certificate with the Delaware Secretary of State.

  Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment and restatement of the Certificate of Incorporation.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL NO. 3 APPROVAL OF 1999 STOCK INCENTIVE PLAN

  On August 13, 1999, the Board of Directors of the Company adopted the Company's 1999 Stock Incentive Plan (the "Plan"), subject to stockholder approval. The Board of Directors believes that the best interests of the Company and its stockholders will be best served by approving the Plan. The Board believes the Plan will enhance the Company's ability to recruit and maintain qualified management and personnel. The following summary description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit B.

  PURPOSE. The Plan is intended to provide incentive to key employees, officers, directors and others expected to provide significant services to the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company, to attract new employees with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Company.

  ADMINISTRATION. The Plan will be administered by a committee of the Board of Directors (the "Stock Option Committee") which has been established by the Board and which will at all times be composed of "non-employee directors;" provided, however, that the Board may abolish the Stock Option Committee at any time and revest administration of the Plan in the Board or a reconstituted Stock Option Committee. No member of the Stock Option Committee will vote on any matter affecting his or her own compensation.

  TYPES OF AWARDS. The Company's Plan provides for the grant of (i) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) stock options that are not intended to qualify under Section 422 of the Code ("NQSOs"; collectively with ISOs, "Options"). The Plan also authorizes the award of (i) shares of restricted Common Stock ("Restricted Stock"), (ii) dividend equivalent rights ("DERs"), (iii) phantom stock rights ("PSRs") and (iv) stock appreciation rights ("SARs").

  TERMS AND CONDITIONS OF AWARDS. Options granted under the Plan will vest and become exercisable as determined by the Stock Option Committee or the Board of Directors. Awards will be subject to the terms and restrictions of the awards made by the Stock Option Committee or the Board of Directors. Option and award recipients shall enter into a written stock option agreement with the Company. The Stock Option Committee or the Board of Directors has discretionary authority to select participants from among eligible persons and to determine, at the time an Option or award is granted, when and in what increments shares covered by the Option or award will vest and may be purchased. In the case of an Option, the Stock Option Committee or the Board of Directors also has the discretionary authority to determine, at the time such Option is granted, whether the Option is intended to be an ISO or a NQSO, provided, however, that certain restrictions applicable to ISOs are mandatory, including a requirement that ISOs not be issued for less than 100% of the then fair market value of the Common Stock (110% in the case of a grantee who holds more than 10% of the outstanding Common Stock) and a maximum exercise period of ten (10) years (five (5) years in the case of a grantee who holds more than 10% of the outstanding Common Stock).
Fair market value means, as of any given date, the value of one share of Common Stock, determined as follows: (i) if the shares are traded on an exchange, the price at which the shares traded at the close of business on the date of valuation; (ii) if the shares are traded over-the-counter on the NASDAQ System, the closing price if one is available, or the mean between the bid and asked prices quoted on the NASDAQ System at the close of business on the date of valuation; and (iii) if neither (i) nor (ii) applies, then the fair market value as determined by the Board of Directors or the Stock Option Committee in good faith. Such determination will be conclusive and binding on all persons.

  ELIGIBLE PERSONS. Officers, directors and employees of the Company and other persons expected to provide significant services to the Company are eligible to participate in the Plan. ISOs may be granted to the officers and key employees of the Company. NQSOs and other awards may be granted to the directors, officers, key employees, agents and consultants of the Company or any of its subsidiaries, provided that the Stock Option Committee finds that the value of services rendered or to be rendered to the Company is at least equal to the value of the awards being granted.

  Under current law, ISOs may not be granted to any director of the Company who is not an employee, or to directors, officers and other employees of entities unrelated to the Company.

  SHARES SUBJECT TO THE PLAN. Subject to anti-dilution provisions for stock splits, stock dividends and similar events, the Plan authorizes the grant of Options to purchase up to One Million (1,000,000) shares of the Company's Common Stock; provided, however, that at no time shall Options be granted to purchase an aggregate of more than five percent (5%) of the outstanding shares of the Company's Common Stock.

  TERM OF THE PLAN. Unless previously terminated by the Board of Directors, the Plan will terminate on August 13, 2009, and no options may be granted under the Plan thereafter, but existing options will remain in effect until the options are exercised or terminated by their terms.

  TERM OF OPTIONS. Each stock option must terminate no more than ten (10) years from the date it is granted (or five (5) years in the case of ISOs granted to an employee who is deemed to own in excess of ten percent (10%) of the combined voting power of the Company's outstanding equity stock). Stock options may be granted on terms providing for exercise either in whole or in part at any time or times during their restrictive terms, or only in specified percentages at the stated time periods or intervals during the term of the stock option.

  OPTION EXERCISE. The exercise price of any stock option granted under the Plan is payable in full in cash, or its equivalent as determined by the Stock Option Committee. The Company may make loans available to option holders to exercise stock options evidenced by a promissory note executed by the option holder and secured by a pledge of Common Stock with a fair market value at least equal to the principal of the promissory note, unless otherwise determined by the Stock Option Committee.

  AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may, without affecting any outstanding stock options, from time to time revise or amend the Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may, without stockholder approval, increase the number of shares subject to the Plan, modify the class of participants eligible to receive options granted under the Plan or extend the maximum option term under the Plan.

  OUTSTANDING OPTIONS AND AWARDS. As of the date of this Proxy Statement, options to purchase 380,000 shares of Common Stock have been granted under the Plan.

  The Common Stock reserved for issuance under the Plan is currently traded on the Nasdaq SmallCap under the symbol BMRA. The estimated per share market value of the Common Stock is approximately $2.0625, based on the closing price of the Common Stock as of August 12, 1999. Based on this valuation, the One Million (1,000,000) shares reserved for issuance under the Plan have an aggregate market value of Two Million Sixty Two Thousand Five Hundred Dollars ($2,062,500.)

  CERTAIN FEDERAL INCOME TAX CONSEQUENCES. Following is a brief summary of the principal federal income tax consequences of awards under the Plan. This summary is not an exhaustive description and does not describe all applicable federal, state or local tax laws.

  Incentive Stock Options. A Plan participant is not subject to federal income tax at the time of either the grant or the exercise of an ISO. In the year in which an ISO is exercised, however, the amount by which the fair market value of the shares of Common Stock received upon the exercise of an ISO exceeds the exercise price will constitute an adjustment to the option holder's income in computing alternative minimum taxable income. Such adjustment could result in the imposition of, or increase the amount of, the option holder's "alternative minimum tax" under the Internal Revenue Code of 1986, as amended (the "Code"). If an option holder does not dispose of such shares of Common Stock within two
(2) years after the ISO was granted or one (1) year after the ISO was exercised, whichever is later (any such disposition, a "disqualifying event"), then any gain or loss recognized upon such disposition generally will be treated as long-term capital gain or loss. In such event, the Company will not receive a tax deduction on either the exercise of the ISO or on the sale of the underlying Common Stock.

  If an option holder makes a "disqualifying disposition," the optionholder will realize ordinary income in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date the ISO is exercised minus the exercise price, or (ii) the sales price received by the option holder on the disposition of such Common Stock minus the exercise price. In such event, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the option holder. If a sale is a disqualifying disposition, the option holder also may realize short-term or long-term capital gain or loss, if such shares constitute capital assets in an option holder's hands. The gain or loss will be measured by the difference between the fair market value of the shares on the date of exercise of the ISO and the sales price of the shares.

  Non-Qualified Stock Options. No income is realized by an option holder upon the grant of an NQSO. Upon the exercise of an NQSO, however, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price will be taxed as ordinary income to an option holder and the Company will be entitled to a deduction in an equal amount. Such amount will not be an adjustment to income in computing alternative minimum taxable income. Upon subsequent sales of Common Stock received upon exercise of NQSO's, an option holder may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets in the option holder's hands. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose will be the sum of the exercise price and the amount of ordinary income realized by the option holder as a result of such exercise.

  Restricted Stock. A participant who has been awarded Restricted Stock will not realize taxable income at the time of the award, and the Company will not be entitled to a deduction at that time; provided, however, that the participant may elect to treat the value of the shares as income at the time of receipt (without regard to restrictions) by filing with the IRS (with a copy to the Company) an election under Section 83(b) of the Code no later than thirty (30) days after the issuance date. When the restrictions on the Restricted Stock lapse, the participant will have ordinary income and the Company will have a corresponding deduction. The measure of such income and deduction will be the fair market value of the shares at the time the restrictions lapse.

  SARs and PSRs. No income is realized by a holder of an SAR or PSR at the time the SAR or PSR is granted; however, upon exercise, the amount of cash or the fair market value of the shares of Common Stock received will be taxable as ordinary income to the holder thereof and the Company will be entitled to a deduction in an equal amount.

  DERs. A recipient of a DER award will not realize taxable income at the time of grant and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant will recognize ordinary income, and the Company will be entitled to a deduction. The measure of the income and deduction will be the amount of cash and the fair market value of the shares at the time the DER is paid.

   One Million Dollar Compensation Limit. The Code limits the deductibility (under certain circumstances) of compensation that exceeds One Million Dollars ($1,000,000) annually that is paid by the Company to its president and to its four (4) most highly compensated officers (other than the president) as determined at the end of the Company's taxable year. The Code and the regulations promulgated thereunder provide certain exclusions from the amounts included in the One Million Dollar ($1,000,000) limitation, including compensation that is "qualified performance-based compensation" within the meaning of the regulations. The Plan generally is intended to satisfy the requirements set forth in the regulations with respect to "qualified performance-based compensation" with respect to Options that are exercisable at an exercise price of not less than 100% of the fair market value of a share of Common Stock on the date of grant. However, if an option is exercisable at a price less than 100% of the price of a share of Common Stock on the date of grant, the compensatory element of such NQSO (i.e., the excess of such fair market value over the exercise price) will not constitute "qualified performance-based compensation," unless the exercise of options is contingent upon the attainment of pre-established performance goals.

  MISCELLANEOUS. The Plan is not qualified under Section 401 of the Code. In addition, the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan is not intended to be a funded plan.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 1999 STOCK INCENTIVE PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

  Effective April 13, 1999, the Board of Directors appointed BDO Seidman, LLP as independent public accountants, to audit the consolidated financial statements of the Company for the year ending May 31, 1999 and to perform other appropriate services as directed by the Company's management and Board of Directors. In connection with the engagement of BDO Seidman, LLP, the Company dismissed Corbin & Wertz, who had been engaged to audit the Company's financial statements for the prior fiscal years. The audit reports provided by Corbin & Wertz for the fiscal years ended May 31, 1998 and 1997 did not contain any adverse opinion or a disclaimer of opinion nor was any report modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between management and Corbin & Wertz on any matter of accounting principles or practices, financial statement disclosure or auditing, scope, or procedure. Prior to the engagement of BDO Seidman, LLP there were no consultations by the Company and BDO Seidman, LLP relating to disclosable disagreements with Corbin & Wertz, how accounting principles would be applied by BDO Seidman, LLP to a specific transaction, or the type of an opinion BDO Seidman, LLP might render.

  BDO Seidman, LLP has advised the Company that they had no direct or indirect financial interest in the Company and its subsidiaries. BDO Seidman, LLP has not indicated to the Company that it is unwilling to serve again as the Company's independent public accountants. In connection with its audit for the fiscal year ended May 31, 1999, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

  It is expected that a representative of BDO Seidman, LLP will be present at the Annual Meeting to respond to appropriate questions or to make a statement if he or she so desires.


                                 OTHER BUSINESS



  Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the Proxy confers discretionary authority with respect to acting thereon, and the persons named in such Proxy intend to vote, act, and consent in accordance with their best judgment with respect thereto.

                                ANNUAL REPORT

  The Annual Report to Stockholders covering the Company's fiscal year ended
May 31, 1999 is being mailed to stockholders with this Proxy Statement. The Company's annual report on Form 10-KSB for the year ended May 31, 1999, including the financial statements and schedules thereto, which the Company will file with the Securities and Exchange Commission, will be made available to beneficial owners of the Company's securities upon request. The annual report does not form any part of the material for the solicitation of the Proxy.

       DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

  Any proposal relating to a proper subject which a stockholder may intend to present for action at the next Annual Meeting of Stockholders and which such stockholder may wish to have included in the Company's proxy materials for such meeting must, in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, be received in proper form by the Company at its principal executive office not later than June 23, 2000. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

                                   By Order of the Board of Directors,


                                   /S/ ZACKARY S. IRANI
                                   ---------------------------------
                                   ZACKARY S. IRANI,
                                   President and Chief Executive Officer


Newport Beach, California
September  8, 1999

                               REVOCABLE PROXY
                BIOMERICA, INC. ANNUAL MEETING OF STOCKHOLDERS
                               OCTOBER 25, 1999

  The undersigned stockholder(s) of Biomerica, Inc., a Delaware corporation
(the "Company") hereby nominates, constitutes and appoints Janet Moore, his, her or its true and lawful agent and proxy, with full power of substitution, to vote all the shares of stock of the Company which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at the Hyatt Newporter, 1107 Jamboree Road, Newport Beach, California 92660 on October 25, 1999, at 2:00 p.m., and any and all adjournments thereof, with respect to the matters described in the accompanying Proxy Statement, and, in her discretion, on such other matters which properly come before the Annual Meeting, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, and 3.

1.            For all nominees                     WITHHOLD AUTHORITY
     -------                               -------
              (Except as listed below)             (As to all nominees)

              Nominees:      Dr. Carlos Beharie; David Burrows; Dr. Francis
                             Cano; Zackary Irani; Dr. Philip Kaplan; Janet
                             Moore; and Dr. Robert A. Orlando.

              Instructions:  To withhold authority to vote for any
                             individual nominee, write the nominee's name in the space provided below.


                             ----------------------------------------------

2. Proposal to ratify and approve the Company's First Amended and Restated Certificate of Incorporation.

          FOR       AGAINST        ABSTAIN

          ---       -------        -------

3. Proposal to ratify and approve the Company's 1999 Stock Incentive Plan, and the reservation of One Million (1,000,000) shares of the Company's Common Stock thereunder.

          FOR       AGAINST        ABSTAIN

          ---       -------        -------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                     PLEASE SIGN AND DATE ON REVERSE SIDE.

  THE PROXY CONFERS AUTHORITY TO VOTE AND UNLESS SPECIFIED OTHERWISE SHALL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND WILL BE VOTED BY THE PROXY HOLDER AT HER DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING.


Dated:
       -------------------------




-----------------------------------
(Please Print Name)



-----------------------------------
(Signature of Stockholder)



-----------------------------------
(Please Print Name)



-----------------------------------
(Signature of Stockholder)

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

I (We) do      do not

-------        -------

expect to attend the meeting.

                                                                       Exhibit A

                          FIRST AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                               BIOMERICA, INC.

     Biomerica, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify as follows:

     1. The Corporation filed its original Certificate of Incorporation with the Secretary of State of the State of Delaware on September 22, 1971 under the name of Nuclear Medical Systems, Inc.

     2. At a duly called meeting of the Board of Directors of the Corporation at which a quorum was present at all times, a resolution was duly adopted, pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware ("General Corporation Law"), setting forth the First Amended and Restated Certificate of Incorporation of the Corporation, declaring said First Amended and Restated Certificate of Incorporation advisable and directing that said First Amended and Restated Certificate of Incorporation be considered at the next annual meeting of the stockholders. The stockholders of the Corporation duly approved said proposed First Amended and Restated Certificate of Incorporation at such annual meeting of the stockholders in accordance with Sections 222, 242 and 245 of the General Corporation Law.

     3. The text of the Certificate of Incorporation of the Corporation, as amended, is hereby further amended and restated in its entirety as follows:


                                  ARTICLE I
                                     NAME

             The name of this Corporation is The BigRx.com, Inc.


                                  ARTICLE II
               REGISTERED OFFICE IN STATE AND REGISTERED AGENT

     The address of the registered office of this Corporation in the State of Delaware is 229 South State Street, City of Dover, County of Kent. The name of this Corporation's registered agent at such registered office is The Prentice-Hall Corporation System, Inc.

                                  ARTICLE III
                                    PURPOSE

     The purpose for which this Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

                                  ARTICLE IV
                                CAPITAL STOCK

     This Corporation is authorized to issue two classes of shares designated respectively "Common Stock" and "Preferred Stock" and referred to herein as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 30,000,000 shares, par value $.08, consisting of:

     (a)  25,000,000 shares of Common Stock; and

     (b) 5,000,000 shares of Preferred Stock. The Preferred Shares may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The board of directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.


                                  ARTICLE V
                    PROVISIONS FOR DEFINING, LIMITING AND
                      REGULATING CERTAIN POWERS OF THIS
              CORPORATION AND OF THE DIRECTORS AND STOCKHOLDERS

     Section 1.   Number of Directors.  The number of directors which shall
                  --------------------
comprise the full Board of Directors of this Corporation shall be fixed by, or in the manner provided in, the Bylaws of this Corporation.


     Section 2.  Power to Authorize Issuance of Stock.  The Board of Directors
                 -------------------------------------
of this Corporation is hereby empowered to authorize the issuance from time to time of shares of capital stock, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in this Certificate of Incorporation or in the Bylaws of this Corporation or in the General Corporation Law.

     Section 3.  Limitation on Liability of Directors.  A director of this
                 -------------------------------------
Corporation shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law as now in effect, or any successor provision thereto, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law is amended after approval by the stockholders of this Article V to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.

     Any repeal or modification of this Section 3 of Article V by the stockholders of this Corporation shall not adversely affect any right or protection of a director of this Corporation existing at the time of such repeal or modification.

     Section 4.  Indemnification.  Each director, officer and employee of this
                 ----------------
Corporation shall be indemnified by this Corporation to the fullest extent permitted by the General Corporation Law as now or hereafter in force.

     Section 5.  Bylaws.  In furtherance and not in limitation of the powers
                 -------
conferred by the laws of the State of Delaware, the board of directors of this Corporation is expressly authorized and empowered to make, alter, amend and repeal the Bylaws of this Corporation, subject to the power of the stockholders of this Corporation to alter or repeal any Bylaw made by the board of directors.


                                  ARTICLE VI
                                  AMENDMENTS

     This Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute.

     IN WITNESS WHEREOF, this Corporation has caused this First Amended and Restated Certificate of Incorporation to be signed by its President and attested
by its Secretary this         day of October, 1999.
                       ------
                                        BIOMERICA, INC.


                                        By:
                                           -----------------------------------
                                              Zackary Irani, President

ATTEST:




By:
      ---------------------------
       Janet Moore, Secretary

                                                                       Exhibit B

                               BIOMERICA, INC.

                          1999 STOCK INCENTIVE PLAN

ARTICLE 1.     INTRODUCTION.

     The Plan was adopted by the Board effective August 13, 1999. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares or Options (which may constitute incentive stock options or nonstatutory stock options).

The Plan shall be governed by, and construed in accordance with, the laws of the State of California.

ARTICLE 2.     ADMINISTRATION.

     2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more Outside Directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

          (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

          (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

     2.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) review management's recommendation as to the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards,
(c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     2.3 COMMITTEE FOR NON-OFFICER GRANTS. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under section 16 of the Exchange Act or covered employees under Section 162(m)(3) of the Code, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

ARTICLE 3.     SHARES AVAILABLE FOR GRANTS.

     3.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options and Restricted Shares awarded under the Plan shall not exceed (a) One Million (1,000,000) plus (b) the additional Common Shares described in Sections
3.2 and 3.3. The limitations of this Section 3.1 and Section 3.2 shall be subject to adjustment pursuant to Article 9.

     3.2 ANNUAL INCREASE IN SHARES. As of the first day of each calendar year, commencing with January 1, 2000, the aggregate number of Options and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (a) 1.5% of the total number of Common Shares then outstanding (assuming for this purpose the conversion to common stock of any outstanding convertible securities) or (b) 500,000.

     3.3 ADDITIONAL SHARES. If Options are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for the grant of Options or Restricted Shares under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for the grant of NSOs and Restricted Shares under the Plan. The aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

ARTICLE 4.     ELIGIBILITY.

     4.1 NONSTATUTORY STOCK OPTIONS AND RESTRICTED SHARES. Only Employees, Outside Directors and Consultants shall be eligible for the grant of NSOs and Restricted Shares.

     4.2 INCENTIVE STOCK OPTIONS. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

ARTICLE 5.     OPTIONS.

     5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in
Section 6.2.

     5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 9. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 250,000 Common Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not cover more than 500,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 9.

     5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

     5.4 VESTING, EXERCISABILITY AND TERM. Unless otherwise provided in the Stock Option Agreement, an Optionee's right to exercise the Option shall vest pro rata over a period of three (3) years with 25% of the Option vesting on the date of grant, and 25% of the Option vesting on each of the first, second and third anniversaries of the date of grant. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

     5.5 EFFECT OF CHANGE IN CONTROL. Notwithstanding Section 5.4 above, each Option shall automatically fully vest (e.g., become exercisable) as to all or part of the Common Shares subject to such Option in the event that a Change in Control (as defined in Section 15.4 below) occurs with respect to the Company, subject to the following limitations:

          (a) In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

          (b) If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

     5.6 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

     5.7 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out the vested portion of an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

ARTICLE 6.     PAYMENT FOR OPTION SHARES.

     6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

          (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

          (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

     6.2 EXERCISE/SALE. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

     6.3 EXERCISE/PLEDGE. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

     6.4 PROMISSORY NOTE. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

     6.5 OTHER FORMS OF PAYMENT. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7.     AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.

     7.1 INITIAL GRANTS. Each Outside Director shall receive a one-time grant of a NSO covering 20,000 Common Shares (subject to adjustment under Article
9). Such NSO shall be granted on the date when such Outside Director first joins the Board and shall become exercisable in 36 equal installments at monthly intervals over the 36-month period commencing on the date of grant.

     7.2 ANNUAL GRANTS. Upon the conclusion of each regular annual meeting of the Company's stockholders, each Outside Director who will continue serving as a member of the Board thereafter shall receive a NSO covering an amount of Common Shares to be determined by the Board from year to year (subject to adjustment under Article 9), except that such NSO shall not be granted in the fiscal year in which the same Outside Director received the NSO described in Section 7.1. NSOs granted under this Section 7.2 shall become exercisable in full on the first anniversary of the date of grant.

     7.3 ACCELERATED EXERCISABILITY. All NSOs granted to an Outside Director under this Article 7 shall become exercisable in full in the event of:

          (a) the termination of such Outside Directors service because of death, total and permanent disability or retirement at or after age 70; or

          (b) a Change in Control (as defined in Section 15.4 below) with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

     7.4 EXERCISE PRICE. The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2, 6.3 and 6.4.

     7.5 TERM. Unless otherwise provided in the Stock Option Agreement, all NSOs granted to an Outside Director under this Article 7 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date 3 months after the termination of such Outside Director's service for any reason other than death or total and permanent disability or (c) the date 12 months after the termination of such Outside Director's service because of death or total and permanent disability.

     7.6 AFFILIATES OF OUTSIDE DIRECTORS. The Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this Article 7 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

ARTICLE 8.     RESTRICTED SHARES.

     8.1 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

     8.2 PAYMENT FOR AWARDS. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

     8.3 VESTING CONDITIONS. Unless otherwise provided in the Restricted Stock Agreement, the Restricted Shares shall vest pro rata over a period of three (3) years with 25% of the Restricted Shares vesting on the date of grant, and 25% of the Restricted Shares vesting on each of the first, second and third anniversaries of the date of grant. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. All Restricted Shares shall become vested in the event that a Change in Control (as defined in Section 15.4) occurs with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

     8.4 VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

ARTICLE 9.     PROTECTION AGAINST DILUTION.

     9.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of Options and Restricted Shares available for future Awards under Article 3, (b) the limitations set forth in
Section 5.2, (c)  the number of NSOs to be granted to Outside Directors under
Article 7; (d) the number of Common Shares covered by each outstanding Option or
(e) the Exercise Price under each outstanding Option. Except as provided in this
Article 9, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     9.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

     9.3 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options and Restricted Shares shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

ARTICLE 10.    DEFERRAL OF DELIVERY OF SHARES.

     The Committee (in its sole discretion) may permit or require an Optionee to have Common Shares that otherwise would be delivered to such Optionee as a result of the exercise of an Option converted into amounts credited to a deferred compensation account established for such Optionee by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Optionee. A deferred compensation account established under this Article 10 may be credited with interest or other forms of investment return, as determined by the Committee. An Optionee for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Optionee and the Company. If the conversion of Options is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such conversion, including (without limitation) the settlement of deferred compensation accounts established under this Article 10.

ARTICLE 11.    AWARDS UNDER OTHER PLANS.

     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Restricted Shares and shall, when issued, reduce the number of Common Shares available under
Article 3.

ARTICLE 12.    LIMITATION ON RIGHTS.

     12.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

     12.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, in the case of an Option, the time when he or she becomes entitled to receive such Common Shares by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

     12.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 13.    WITHHOLDING TAXES.

     13.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

ARTICLE 14.    FUTURE OF THE PLAN.

     14.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on ___________, 1999. The Plan shall remain in effect until it is terminated under Section 14.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 which was approved by the Company's stockholders.

     14.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

ARTICLE 15.    DEFINITIONS.

     15.1 "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

     15.2 "AWARD" means any award of an Option or a Restricted Share under the Plan.

     15.3 "BOARD" means the Company's Board of Directors, as constituted from time to time.

     15.4 "CHANGE IN CONTROL" shall mean:

          (a) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

          (b) the sale, transfer or other disposition of all or substantially all of the Company's assets;

          (c) at such time as the Company's Board of Directors becomes fully constituted (e.g., the number of directors reaches nine (9)), a cumulative change in the identity of a majority of the members of the Company's first fully constituted Board of Directors (provided, however, that the appointment of a new director upon the death or resignation of a director by the remaining directors then in office shall not constitute a change in identity with respect to such departed director); or

          (d) any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
               Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

     A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     15.5 "CODE" means the Internal Revenue Code of 1986, as amended.

     15.6 "COMMITTEE" means a committee of the Board, as described in Article 2.

     15.7 "COMMON SHARE" means one share of the common stock of the Company.

     15.8 "COMPANY" means Biomerica, Inc., a Delaware corporation.

     15.9 "CONSULTANT" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

     15.10 "EMPLOYEE" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

     15.11 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     15.12 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

     15.13 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

     15.14 "ISO" means an incentive stock option described in section 422(b) of the Code.

     15.15 "NSO" means a stock option not described in sections 422 of the Code.

     15.16 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

     15.17 "OPTIONEE" means an individual or estate who holds an Option.

     15.18 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

     15.19 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     15.20 "PARTICIPANT" means an individual or estate who holds an Award.

     15.21 "PLAN: means this Biomerica, Inc. 1999 Stock Incentive Plan, as amended from time to time.

     15.22 "RESTRICTED SHARE" means a Common Share awarded under the Plan.

     15.23 "RESTRICTED STOCK AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

     15.24 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

     15.25 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 16.    EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

                    BIOMERICA, INC.


                    By:
                       ---------------------------
                    Name:
                         -------------------------
                    Title:
                          ------------------------

Date approved by Board of Directors:
                                    -------------------
Date Approved by Shareholders:
                              -------------------------